URSTADT BIDDLE PROPERTIES INC.
AMENDED AND RESTATED EXCESS BENEFIT AND
DEFERRED COMPENSATION PLAN

As of December 10, 2008

Section 1.    Purpose.

The Board of Directors of Urstadt Biddle Properties Inc. has adopted the Urstadt Biddle Properties Inc. Excess Benefit and Deferred Compensation Plan (the “Plan”), to be effective as of January 1, 2005.  The Plan is intended to provide eligible employees of the Company who elect to participate in the Plan with benefits in excess of the benefits which may be provided under the Company’s tax-qualified retirement plan, due to the limitations on contributions and benefits imposed by Section 415 and Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the “Code”), and to provide such employees with the opportunity to defer all or a portion of their compensation as provided in the Plan.  It is intended that the Plan qualify as an “excess benefit plan” within the meaning of Section 3(36) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and as an unfunded deferred compensation arrangement for a select group of highly compensated or management employees under Section 201(2) of ERISA.

The Company maintains the HRE Inc. Excess Benefit and Deferred Compensation Plan, hereby renamed Urstadt Biddle Properties Inc. Excess Benefit and Deferred Compensation Plan, effective November 1996 (as amended, the “Original Plan”).  In response to changes in tax laws governing deferred compensation made by the American Jobs Creation Act of 2004, in December 2004 the Board of Directors voted to freeze the Original Plan and adopted the Plan.  Any amounts credited to the accounts of participants in the Original Plan which vested before January 1, 2005 and earnings thereon are subject to the provisions of the Original Plan. Any amounts credited to the accounts of participants in the Original Plan that were not vested before January 1, 2005 and any amounts credited to Plan accounts after January 1, 2005 and earnings thereon are subject to the provisions of the Plan.

Section 2.    Definitions.

As used herein, the following terms shall have the meanings set forth below:

(a) “Account” shall mean a Deferred Compensation Account, an Excess Benefit Account or a Matching Contribution Account.

(b) “Beneficiary” shall mean the person or persons designated as a Participant’s beneficiary under the Profit Sharing and Savings Plan unless a Participant shall have designated another beneficiary under this Plan.

(c) “Board of Directors” shall mean the board of directors of the Company.

(d) “Change in Control” shall mean a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company  (as such terms are defined in Section 409A of the Code and the regulations thereunder).

(e) “Class A Common Stock Units” shall mean units of Class A Common Stock of the Company indexed to the value of the Class A Common Stock of the Company.

(f) “Closing Price” shall mean the last sale price regular way on the day in question (or if there is no reported last sale price on such day, on the first preceding date on which any reported sale occurred) at which Common Stock of the Company, Class A Common Stock of the Company or any other securities as may be purchased by the Trustee in its discretion, are traded as reflected in the New York Stock Exchange Composite Transactions as reported in the Wall Street Journal, or if the shares are not admitted to trading on such exchange, the fair market value of such shares on the date in question as determined by the Board of Directors.

(g) “Committee” shall mean the Compensation Committee of the Board of Directors as in office from time to time.

(h) “Common Stock Units” shall mean units of Common Stock of the Company indexed to the value of the Common Stock of the Company.

(i) “Company” shall mean Urstadt Biddle Properties Inc., and its successors and assigns.

(j) “Deferred Compensation Account” shall mean a bookkeeping record maintained by the Company for each Participant who is or was an employee of such entity, which account shall consist of the accumulated annual deferrals of compensation made under Section 6(a) of the Plan, as adjusted for earnings or losses credited in respect of such deferrals pursuant to Section 7 of the Plan.

(k) “Disability” shall have the meaning set forth in Section 409A of the Code and the regulations thereunder.

(l) “Elective Contribution” shall mean a contribution elected by a Participant to the Profit Sharing and Savings Plan which meets the requirements of Section 401(k) or 401(m) of the Code.

(m) “Excess Benefit Account” shall mean a bookkeeping record maintained by the Company for each Participant who is or was an employee of such entity, which account shall consist of (i) the accumulated annual allocations made under Section 5 of the Plan on behalf of such Participant, as adjusted for earnings credited in respect of such allocations pursuant to Section 7 of the Plan and (ii) any amounts credited to the Participant’s Excess Benefit Account (as defined in the Original Plan) under the Original Plan that were not vested as of January 1, 2005 and earnings thereon.

(n) “Matching Contribution” shall mean a contribution made by the Company to a Participant’s Matching Contribution Account.

(o) “Matching Contribution Account” shall mean a bookkeeping record maintained by the Company for each Participant who is or was an employee of such entity, which account shall consist of (i) the accumulated Matching Contributions made under Section 6(b) of the Plan, as adjusted for earnings credited in respect of such deferrals pursuant to Section 7 of the Plan and (ii) any amounts credited to the Participant’s Matching Contribution Account (as defined in the Original Plan) under the Original Plan that were not vested as of January 1, 2005 and earnings thereon.

(p) “Participant” shall mean a person described in Section 4 of the Plan who is eligible to receive equalization benefits under Section 5 of the Plan.

(q) “Plan” shall mean this Amended and Restated Urstadt Biddle Properties Inc. Excess Benefit and Deferred Compensation Plan, as herein set forth and as amended from time to time.

(r) “Profit Sharing and Savings Plan” shall mean the Urstadt Biddle Properties Inc. Profit Sharing and Savings Plan, a tax-qualified defined contribution retirement plan sponsored by the Company, as in effect as of the Effective Date or adopted thereafter, and as amended from time to time.

(s) “Securities Units” shall mean units of securities other than Common Stock of the Company or Class A Common Stock of the Company indexed to the value of such securities.

(t) “Trust Agreement” shall mean that certain trust agreement by and between the Company and the Trustee effective as of January 1, 2005.

(u) “Trustee” shall mean the trustees under the Trust Agreement.

(v) “Unforeseeable Emergency” means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in Code Section 152(a)) of the Participant, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant as determined under Section 409A of the Code and the regulations issued thereunder.

(w) “Valuation Date” shall mean the last day of each calendar month or such other day or days as the Committee shall determine.

Section 3.    Effective Date.

The Effective Date of the Plan shall be January 1, 2005.

Section 4.    Participation.

Any employee of the Company who is a participant in the Profit Sharing and Savings Plan shall become a Participant in this Plan if, with respect to any calendar year the employee’s annual compensation is at least $200,000 (which amount, starting in 2009, shall be increased annually by the same percentage by which the annual compensation limit under Section 401(a)(17) increases, if any), and is selected for participation by the Board.

Section 5.    Profit Sharing and Savings Plan Excess Benefit.

An amount shall be credited to each Participant’s Excess Benefit Account under the Plan for each “Plan Year” (as defined in the Profit Sharing and Savings Plan) beginning on or after the Effective Date equal to the excess, if any, of (a) the amount of aggregate contributions (other than Elective Contributions) of the Company which would have been allocated to the Participant’s account for such Plan Year under the Profit Sharing and Savings Plan if the provisions set forth in the Profit Sharing and Savings Plan to comply with the limitations of Section 401(a)(17) and Section 415 of the Code were not applicable, over (b) the amount of such aggregate Company contributions actually allocated to the Participant’s account for such Plan Year under the Profit Sharing and Savings Plan.  The amount of a Participant’s “compensation” as defined in the Profit Sharing and Savings Plan shall be used to calculate amounts to be credited to the Participant’s Excess Benefit Account provided that such “compensation” shall include any amounts deferred pursuant to Section 6 hereof.

Section 6.    Deferred Compensation.

(a) Each Participant employed by the Company may elect to defer the receipt of all or a whole percentage (or other portion as the Company may permit) of his or her compensation and to have such amount credited to his or her Deferred Compensation Account. Any such Participant election shall be made annually on a calendar year basis prior to the first day of the calendar year for which such election is to be effective.  During the first year in which an employee becomes eligible to participate in the Plan, any initial election to defer his or her compensation may be made within thirty (30) days after the date upon which the employee becomes a Participant in the Plan, provided that such deferral election will only be effective with respect to compensation paid  for services to be performed after the election and provided further that the employee does not participate at the time of the election in any other “nonqualified deferred compensation plans” (as defined in Section 409A of the Code) maintained by the Company and its subsidiaries that together with the Plan are treated as a single plan under the regulations issued under Section 409A of the Code.  A Participant’s election to defer compensation shall remain binding for subsequent calendar years until revoked or revised by the Participant provided that he or she continues to meet the requirements of Section 4 in any such subsequent calendar year. Deferral elections may be revoked or revised for a subsequent calendar year by executing and delivering a new deferral election form prior to the first day of the calendar year for which such revocation or revision is to be effective.

(b) In its sole discretion, the Company may make a Matching Contribution to Participants who make an election to defer a portion of their compensation under Section 6(a). Such contribution will be allocated to the Participant’s Matching Contribution Account.

Section 7.    Earnings.

(a) The Committee shall meet each year to designate an interest or other rate to be applied to the Participants’ accounts each year. Any interest or earnings on amounts credited under the Plan shall be credited, respectively, to the Participant’s Excess Benefit Account, Deferred Compensation Account and Matching Contribution Account as of each Valuation Date. The Committee shall promulgate such rules and regulations as it in its sole discretion determines necessary to implement and administer the Plan and to determine any earnings or interest credited to a Participant under the Plan. Subject to such rules and regulations as the Company shall promulgate, a Participant may request that all or a portion of his or her accounts be indexed to the value of the Common Stock of the Company, Class A Common Stock of the Company or such other securities as may be purchased by the Trustee in its discretion, as the case may be. At the time a Participant requests to have his or her accounts so indexed, he or she shall specify what percentage shall be allocated to Common Stock Units, Class A  Common Stock Units or Securities Units. Such deferred amounts shall then be converted into that number of Common Stock Units, Class A Common Stock Units or Securities Units, obtained by dividing the deferred amounts by the Closing Price of Common Stock of the Company, Class A Common Stock of the Company or such other securities as may be purchased by the Trustee in its discretion, as the case may be, as of the day on which such deferred amounts are to be converted into Common Stock Units, Class A Common Stock Units or Securities Units. The value of each Common Stock Unit, Class A Common Stock Unit or Securities Unit shall thereafter fluctuate pari passu with the Closing Price of Common Stock of the Company, Class A Common Stock of the Company or such other securities as may be purchased by the Trustee in its discretion, as applicable. In the event of a cash dividend, stock split, recapitalization or similar transaction affecting the value of Common Stock of the Company, Class A Common Stock of the Company or such other securities as may be purchased by the Trustee in its discretion following the date of conversion of deferred amounts into units, the number of Common Stock Units, Class A Common Stock Units and Securities Units, as the case may be, shall be adjusted to reflect such dividend, stock split, recapitalization or similar transaction as the Board of Directors may determine.

(b) In the event that a Participant requests to have his or her account balances indexed to the value of shares of Common Stock of the Company, Class A Common Stock of the Company or such other securities as may be purchased by the Trustee in its discretion, the Committee, in its discretion, may establish a trust to purchase and hold shares of Common Stock of the Company, Class A Common Stock of the Company or such other securities as may be purchased by the Trustee in its discretion. The Committee, at any time, may determine that Participants shall no longer be permitted to have their account balances indexed to shares of Common Stock of the Company, Class A Common Stock of the Company or such other securities as may he purchased by the Trustee in its discretion.

Section 8.    Vesting.

(a) Excess Benefit Account. A Participant (and his or her Beneficiary) shall vest in his or her Excess Benefit Account at the same rate he or she vests in the account (other than Elective Contributions) to which contributions of the Company are allocated under the Profit Sharing and Savings Plan.

(b) Deferred Compensation Account. A Participant (and his or her Beneficiary) shall at all times be fully vested in his or her Deferred Compensation Account.

(c) Matching Contribution Account. A Participant (and his or her Beneficiary) shall vest in his or her Matching Contribution Account at the same rate he or she vests in the account (other than Elective Contributions) to which matching contributions of the Company are allocated under the Profit Sharing and Savings Plan.

Section 9. Form and Time of Payment of Benefits.

(a) The Participant may elect to receive payments of the vested benefits in his or her Accounts in any of the following forms:

(i)	a single lump sum cash payment; or

(ii)	a single payment in shares of the Common Stock of the Company, Class A Common Stock of the Company or such other securities as may be purchased by the Trustee in its discretion, as the case may be; or

(iii)
in annual installment payments in cash over a period elected by the Participant up to 10 years, the amount of each installment to equal the balance of his or her Excess Benefit Account, Deferred Compensation Account, and Matching Contribution Account immediately prior to the date an installment is to be paid, divided by the number of installments remaining to be paid

(b) Subject to Section 9(f) below, if a Participant does not elect a time of benefit distribution with respect to any of his or her Accounts, then any distribution of amounts from such Accounts will be paid or commence to be paid not later than thirty (30) days following the Valuation Date coincident with or next following, but in no event later than 90 days following, the earlier of the Participant’s death, Disability or other termination of employment with the Company for any reason.  Subject to Section 9(f) below, a Participant may elect that payment of his or her benefits be made or, in the case of installment payments, shall commence, (i) on the date selected by the Participant, (ii) within thirty (30) days following the Valuation Date coincident with or next following, but in no event later than 90 days following, the Participant’s death, Disability or other termination of employment with the Company for any reason, or, (iii) the later or earlier date, at the Participant’s election, of the events set forth in (i) and (ii).

The valuation of the Participant’s benefit shall be based on the Valuation Date coincident with or next following (but in no event occurring later than 90 days following) the Participant’s date of death, Disability or other termination of employment or the date selected by the Participant for payment of his or her benefit.  If a Participant elects to receive shares of the Common Stock of the Company, Class A Common Stock of the Company or such other securities as may be purchased by the Trustee in its discretion, the number of shares to be delivered to the Participant on the date a payment is made shall be equal to the number of whole and partial Common Stock Units, Class A Common Stock Units or Securities Units credited to his or her accounts in respect of which a payment is to be paid.  If a Participant elects to receive annual installment payments, the undistributed balance credited to a Participant’s Excess Benefit Account, Deferred Compensation Account and Matching Contribution Account shall be adjusted each year by an interest rate or other factor as provided in Section 7 of the Plan as of each Valuation Date.

(c) For each Account, a Participant shall elect the time and form of benefit distribution option to be paid to him or her, provided that any such election must be made in a written distribution election form (i) in the case of a deferral of compensation made under Section 6(a) of the Plan and earnings thereof, at the same time as the Participant makes an initial deferral election as provided in Section 6(a) and (ii) in the case of a contribution for a year made by the Company to the Participant’s Excess Benefit Account or Matching Contribution Account and earnings thereof, prior to the first day of the calendar year in which the Company makes such contribution.  If a Participant does not elect a form of benefit distribution with respect to any of his or her Accounts, then any distribution of amounts from such Accounts will be in the form of a single lump sum cash payment to be paid as soon as practicable after the Participant’s termination of employment.  Any election of benefit distribution option (by the Participant or by default) shall be effective for the Plan Year (as defined in the Profit Sharing and Savings Plan) for which it is made and succeeding Plan Years, unless changed by the Participant at least twelve (12) months prior to the date on which a distribution is to be made.  Any change in the distribution election form must be filed with the Committee at least twelve (12) months prior to the date on which a distribution is to be made.  Any such change will be effective on the effective date of the change; provided, however, that (i) no further changes may be made once distribution of benefits commences, (ii) any election to provide for a later distribution date shall not take effect until at least 12 months after the date on which such election is properly filed and the first payment with respect to which such election is made shall be deferred for a period of not less than five years from the date such payment would otherwise have been made and (iii) except as provided in Section 9(b) no election to provide for an earlier distribution may be made.

Notwithstanding the forgoing, A Participant whose benefit do not become payable prior to January 1, 2009 may elect at any time prior to January 1, 2009, by timely filing a deferral election form provided by the Company, to have his benefits be payable in whichever of the forms provided in Section 9(a) and be payable at any of the times provided in Section 9(b).  Such election will become effective on January 1, 2009.

(d) In the case of the occurrence of an Unforeseeable Emergency, upon written request of a Participant or of a Participant’s legal representative, the Committee may, at its sole and absolute discretion, provide for early payment of benefits under the Plan.  Early distributions under the Plan on account of an Unforeseeable Emergency may not exceed the vested amounts in the Participant’s Excess Benefit Account, Deferred Compensation Account, and Matching Contribution Account and are limited to the amount determined by the Committee to be necessary to meet the emergency plus amounts necessary to pay taxes and penalties reasonably anticipated as a result of the distribution, after taking into account the extent to which the hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of assets would not itself cause severe financial hardship).  A Participant or a Participant’s legal representative claiming an Unforeseeable Emergency will be required to submit such documentation of the Unforeseeable Emergency and proof that the loss is not covered by other means reasonably available to the Participant as the Committee shall request.  The Committee’s determination that a Participant experienced an Unforeseeable Emergency shall be made on the basis of all relevant facts and circumstances in accordance with the provisions of Section 409A of the Code.

(e) The Company shall deduct from any payment such amounts as may be required to be withheld under any federal, state or local tax laws.

(f) If the Participant is a “specified employee” as defined in Section 409A(2)(B)(i) of the Code, no part of the payments of amounts payable under this Plan, other than amounts payable on account of the Participant’s death, shall be paid before the day that is six (6) months plus one (1) day after the date of termination (the “Delayed Payment Date”).  The aggregate of any payments that otherwise would have been made to the Participant during the period between the date of termination and the Delayed Payment Date (“Delayed Amount”) shall be paid to the Participant together with interest (as provided in Section 7 above), but without taking into account any changes in value during such period of securities to which the payments may be indexed in a lump sum on such Delayed Payment Date.  Thereafter, any payments that remain outstanding as of the day immediately following the New Payment Date shall be paid without delay over the time period originally scheduled, in accordance with the terms of this Plan.  In addition, in the event the Participant’s accounts or a portion thereof are indexed to the value of the Common Stock of the Company, Class A Common Stock of the Company or other securities, the Trustee shall sell on the date of the Participant’s termination such securities held in trust for the benefit of the Participant whose fair market value is equal to the product of the Delayed Amount and the portion of the Participant’s accounts that are indexed to securities.

Section 10.    Change in Control.

Benefit amounts accrued under the Plan will become vested upon a Change in Control and shall be distributed to the Participants or their Beneficiaries in a lump sum no later than 90 days following the Change in Control.

Section 11.    Unfunded Plan.

This Plan is intended to constitute an unfunded, nonqualified deferred compensation arrangement for the benefit of a select group of management or highly compensated employees. Except as set forth below, all benefits payable under the Plan shall be paid by the Company out of its general assets and nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or any other person; no money, property or shares of common stock shall be segregated for the benefit of any Participant or Beneficiary; no special or separate fund shall be established or other segregation of assets made to assure payment of benefits hereunder; and no Participant or Beneficiary shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Company prior to the time that benefits payable under the Plan are paid to him or her as provided herein. The right of a Participant or Beneficiary to receive a distribution hereunder shall be a general unsecured claim against the assets of the Company. Measures representing the value of a Participant’s benefits under the Plan are bookkeeping entries only and shall not constitute property of any kind or any interest in the Company. Notwithstanding the foregoing, the Company may, in its sole discretion, elect to establish a grantor trust that meets the requirements of Internal Revenue Service Revenue Procedure 92-64 to provide the benefits payable from Excess Benefit Accounts, Deferred Compensation Accounts, and Matching Contribution Accounts; provided, that the Plan and such trust shall continue to constitute an unfunded deferred compensation arrangement and Participants shall not be deemed to be in constructive receipt of amounts held by the trust. Any such trust shall be established with the approval of the Company.

Section 12.    Administration.

The Plan shall be administered by the Committee in accordance with its terms and purposes. The Company shall have the sole and complete responsibility for the administration of the Plan and shall have discretionary authority to determine all questions arising in the administration, interpretation and application of the Plan, including the remedying of any omission, inconsistency or ambiguity, and to construe the terms of the Plan, including the eligibility of Participants for any benefit hereunder and the amount thereof and its decision or action in respect thereof shall be conclusive and binding on all persons.

Section 13.    Amendment and Termination.

The Committee may amend or terminate the Plan with respect to future periods at any time and for any reason it may deem appropriate. In the event of the termination of the Plan, no person shall be entitled to accrue additional benefits under the Plan with respect to any period after the effective date of termination determined by the Committee; provided, however, that any benefits under the Plan accrued prior to the effective date of termination determined by the Committee shall not he reduced on account of such termination.

Section 14.    Miscellaneous.

(a) Nothing contained in the Plan shall be construed as a contract of employment between the Company and a Participant, or as a right of any Participant to continue in the employ of the Company or as a limitation of the right of the Company to discharge any Participant, with or without cause.

(b) Except as otherwise required by law (including any law that requires the withholding of any tax under the laws of the United States or any state or locality or any foreign government), no amounts payable at any time pursuant to the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment or other legal process, or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such benefit, whether currently or thereafter payable, shall be void. Except as otherwise specifically provided by law, no amounts payable hereunder shall, in any manner, be liable for or subject to the debts or liabilities of a Participant or any other person entitled to such benefit.

(c) All claims for benefits under the Plan shall be made in writing to the Committee. Such claims for benefits, responses thereto and any appeals thereof shall be made in accordance with the provisions for claims procedures set forth in the Profit Sharing and Savings Plan.

(d) The provisions of the Plan shall be binding on the successors and assigns of the Company.

(e) The Plan shall be governed, to the extent provided thereunder, by ERISA and to the extent not preempted by ERISA, by the laws of the State of New York.